UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2009

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related

Audit Report or Completed Interim Review.

In response to comments raised by the staff of the Securities and Exchange Commission, the Company commenced a review of its accounting relating to the calculation of deferred income taxes. Based on the Company’s internal review, and after consultation with the audit committee of the Company’s board of directors, as well as the Company’s independent registered public accounting firm, on July 2, 2009, the Company concluded that its audited financial statements for the periods ended March 31, 2009, 2008 and 2007, and the unaudited financial statements for the periods ended June 30, 2008, September 30, 2008, December 31, 2008, June 30, 2007, September 30, 2007 and December 31, 2007 are required to be restated due to accounting errors in those periods relating to the Company’s accounting for deferred income taxes.

The restatements result from the Company erroneously recording a tax expense based on income from Kazakhstan operations that, pursuant to the Company’s license and contract with the Republic of Kazakhstan and Kazakhstan tax law, the Company was not liable to recognize, due to the fact that the Company is operating in the exploration phase. During the fourth quarter of fiscal 2008 the Company recognized the mistake and, believing the mistake to be the result of a change in its estimate of deferred income taxes made adjustments to its financial statements in that period. Based upon further research and investigation, the Company has determined that the change in accounting for deferred income taxes was, in fact, the result of an error, not a change in estimate, due to the oversight and misuse of facts that existed at the time the financial statements were prepared, requiring restatement of the reports identified in the preceding paragraph.

Because of the restatement, the Company’s previously issued consolidated financial statements which are included in its Annual Report on Form 10-K for the years ended March 31, 2009, 2008 and 2007 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007, September 30, 2007, December 31, 2007, June 30, 2008, September 30, 2008 and December 31, 2008 should no longer be relied upon.

The Company will correct this error by filing amendments to its Annual Reports on Form 10-K/A and its Quarterly Reports on Form 10-Q/A with the Securities and Exchange Commission, which will include restated consolidated financial statements and notes thereto, and other appropriate revisions. We anticipate these amended filings will be filed no later than July 31, 2009.

The primary effect of the restatement will result in the following changes to the Company’s consolidated financial statements for the fiscal years ended March 31, 2007 and 2008 and the periods ended June 30, 2007, September 30, 2007 and December 31, 2007:

•	decreases to “Deferred taxes”, “Total long term liabilities” and “Accumulated deficit” and an increase in “Retained earnings” and “Total shareholders’ equity” in the Consolidated Balance Sheets

•

a decrease to “Income tax expense” and increases to “Net income”, “Basic net income per common share” and “Diluted net income per common share” in the Consolidated Statements of Operations in all periods except for the fiscal year ended March 31, 2008, during which we realize a decreases in “Income tax benefit”, “Net income”, “Basic net income per common share” and no change in “Diluted net income per common share”; and

•	an increase in “Net income” and a decrease in “Income tax (benefit)/provision” in the Consolidated Statements of Cash Flows.

Following is a summary of the effects of these adjustments on the Company’s Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statements of Cash Flows as of, and for the periods ending, March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008:

CONSOLIDATED BALANCE SHEETS
	AS PREVIOUSLY REPORTED	ADJUSTMENTS	AS RESTATED

MARCH 31, 2007:
Deferred taxes	$7,948,297	($299,999)	$7,648,298
Total long term liabilities	$10,114,126	($299,999)	$9,814,127
Accumulated deficit	($8,204,936)	$299,999	($7,904,937)
Total shareholders’ equity	$125,561,620	$299,999	$125,861,619
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$144,796,045	$0	$144,796,045

JUNE 30, 2007:
Deferred taxes	$9,475,728	($1,827,430)	$7,648,298
Total long term liabilities	$11,670,225	($1,827,430)	$9,842,795
Accumulated deficit	($4,322,679)	$1,827,430	($2,495,249)
Total shareholders’ equity	$130,020,834	$1,827,430	$131,848,264
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$154,028,651	$0	$154,028,651

SEPTEMBER 30, 2007:
Deferred taxes	$12,019,068	($4,370,770)	$7,648,298
Total long term liabilities	$74,747,418	($4,370,770)	$70,376,648
Retained earnings	$614,394	$4,370,770	$4,985,164
Total shareholders’ equity	$135,534,864	$4,370,770	$139,905,634
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$222,830,745	$0	$222,830,745

DECEMBER 31, 2007:
Deferred taxes	$15,370,129	($7,721,831)	$7,648,298
Total long term liabilities	$78,557,874	($7,721,831)	$70,836,043
Retained earnings	$7,119,395	$7,721,831	$14,841,226
Total shareholders’ equity	$142,616,822	$7,721,831	$150,338,653
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$241,979,412	$0	$241,979,412

MARCH 31, 2008:
Deferred taxes	$7,544,716	$0	$7,544,716
Total long term liabilities	$71,808,702	$0	$71,808,702
Retained earnings	$23,405,627	$0	$23,405,627
Total shareholders’ equity	$159,803,931	$0	$159,803,931
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$254,838,093	$0	$254,838,093

CONSOLIDATED STATEMENTS OF OPERATIONS

	AS PREVIOUSLY REPORTED	ADJUSTMENTS	AS RESTATED

YEAR ENDED MARCH 31, 2007:
Income tax expense	($853,280)	$299,999	($553,281)
Net income	$1,039,491	$299,999	$1,339,490
Basic net income per common share	$0.02	$0.01	$0.03
Diluted net income per common share	$0.02	$0.01	$0.03

3 MONTHS ENDED JUNE 30, 2007:
Income tax expense	($1,527,431)	$1,527,431	$0
Net income	$3,882,257	$1,527,431	$5,409,688
Basic net income per common share	$0.09	$0.03	$0.12
Diluted net income per common share	$0.09	$0.03	$0.12

3 MONTHS ENDED SEPTEMBER 30, 2007:
Income tax expense	($2,543,340)	$2,543,340	$0
Net income	$4,937,073	$2,543,340	$7,480,413
Basic net income per common share	$0.11	$0.06	$0.17
Diluted net income per common share	$0.11	$0.06	$0.17

6 MONTHS ENDED SEPTEMBER 30, 2007:
Income tax expense	($4,070,771)	$4,070,771	$0
Net income	$8,819,330	$4,070,771	$12,890,101
Basic net income per common share	$0.20	$0.09	$0.29
Diluted net income per common share	$0.20	$0.09	$0.29

3 MONTHS ENDED DECEMBER 31, 2007:
Income tax expense	($3,351,061)	$3,351,061	$0
Net income	$6,505,001	$3,351,061	$9,856,062
Basic net income per common share	$0.15	$0.07	$0.22
Diluted net income per common share	$0.14	$0.08	$0.22

9 MONTHS ENDED DECEMBER 31, 2007:
Income tax expense	($7,421,832)	$7,421,832	$0
Net income	$15,324,331	$7,421,832	$22,746,163
Basic net income per common share	$0.34	$0.16	$0.50
Diluted net income per common share	$0.34	$0.17	$0.51

YEAR ENDED MARCH 31, 2008:
Income tax benefit	$403,581	($299,999)	$103,582
Net income	$31,610,563	($299,999)	$31,310,564
Basic net income per common share	$0.71	($0.01)	$0.70
Diluted net income per common share	$0.70	$0.00	$0.70

CONSOLIDATED STATEMENTS OF CASH FLOWS

	AS PREVIOUSLY REPORTED	ADJUSTMENTS	AS RESTATED

YEAR ENDED MARCH 31, 2007:
Net Income	$1,039,491	$299,999	$1,339,490
Income tax provision	$853,280	($299,999)	$553,281
Net cash used in operating activities	$5,914,292	$0	$5,914,292

3 MONTHS ENDED JUNE 30, 2007:
Net Income	$3,882,257	$1,527,431	$5,409,688
Income tax provision	$1,527,431	($1,527,431)	$0
Net cash provided by operating activities	$8,997,673	$0	$8,997,673

6 MONTHS ENDED SEPTEMBER 30, 2007:
Net Income	$8,819,330	$4,070,771	$12,890,101
Income tax provision	$4,070,771	($4,070,771)	$0
Net cash provided by operating activities	$10,774,828	$0	$10,774,828

9 MONTHS ENDED DECEMBER 31, 2007:
Net Income	$15,324,331	$7,421,832	$22,746,163
Income tax provision	$7,421,832	($7,421,832)	$0
Net cash provided by operating activities	$23,874,252	$0	$23,874,252

YEAR ENDED MARCH 31, 2008:
Net Income	$31,610,563	($299,999)	$31,310,564
Income tax benefit	($403,581)	$299,999	($103,582)
Net cash provided by operating activities	$49,981,194	$0	$49,981,194

The reports identified herein continue to be under review by the Securities and Exchange Commission and may be subject to additional changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: July 8, 2009	By:	/s/ Gamal Kulumbetov
Gamal Kulumbetov
Chief Executive Officer